Exhibit 10.6

CAPITAL EXPENDITURE LOAN NOTE

$1,000,000	November 9, 2004
New York, New York

FOR VALUE RECEIVED, the undersigned (jointly and severally, individually and collectively, “Borrower”), promises to pay to the order of WEBSTER BUSINESS CREDIT CORPORATION, a New York corporation (“Lender”; Lender, together with any other holder hereof, sometimes referred to herein as the “Holder”), at the office of Lender located at One State Street, New York, New York 10004, or at such other place as Lender may from time to time designate to Borrower in writing, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000), or, if less, the outstanding principal amount of the Capital Expenditure Loan, in lawful money of the United States of America, payable in installments in such amounts and at such times as are provided in the Credit Agreement (defined below) and, in any event, on the last day of the Term subject to acceleration upon the occurrence and during the continuance of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof, together with interest on the unpaid principal balance hereof from the date hereof until the payment in full of this Note at the rate specified with respect to the Capital Expenditure Loan in the Credit Agreement, payable at the times and in the manner provided in the Credit Agreement.

This Note is the Capital Expenditure Loan Note issued to evidence the Capital Expenditure Loan made by Lender to Borrower pursuant to the Credit and Security Agreement, dated of even date herewith (herein, as it may be amended, restated, modified or supplemented form time to time, (called the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement), between Borrower and Lender, to which reference is hereby made for a statement of the terms, conditions and covenants under which the indebtedness evidenced hereby was made and is to be repaid, including, but not limited to, those related to voluntary or mandatory prepayment of the indebtedness represented hereby, to the maturity of the indebtedness represented hereby upon the termination of the Credit Agreement and to the interest rate payable hereunder. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate.

Payment of this Note is secured by the Collateral and Holder is entitled to the benefit of the Credit Agreement and any Other Document at any time delivered in connection with the foregoing to secure or guarantee the Obligations, and is subject to all of the agreements, terms and conditions therein contained.

If an Event of Default under Sections 11.7, 11.8, 11.9 or 11.20 of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur and be continuing under the Credit Agreement or any of the Other Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

Borrower hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note (except for notices expressly provided for in the Credit Agreement or the Other Documents).

WITNESS THE DUE EXECUTION HEREOF BY THE RESPECTIVE DULY AUTHORIZED OFFICER OF THE UNDERSIGNED AS OF THE DATE FIRST ABOVE WRITTEN.

“BORROWER”

MEMRY CORPORATION

By:	/s/ ROBERT P. BELCHER
Robert P. Belcher
Its Senior Vice President and Chief Financial Officer

STATE OF CONNECTICUT	)
) ss. Hartford
COUNTY OF HARTFORD	)

On November 9, 2004, before me personally came Robert P. Belcher, to me known, who, being by me duly sworn, did depose and say that he is the Senior Vice President and Chief Financial Officer of each entity described in and which executed the foregoing instrument as “Borrower”; and that he signed his name thereto by order of the board of directors (or other governing body) of said entity.

/s/ SUSAN B. MORAN
NOTARY PUBLIC